December 17, 2010

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND

SUMMARY PROSPECTUS

Class A Shares (NMUAX), Class C Shares (NMUCX), Institutional Class Shares (NMULX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at: for Class A shares, http://www.nb.com/equityfunds/a; for Class C shares,
http://www.nb.com/equityfunds/c; or for Institutional Class shares, http://www.nb.com/equityfunds/institutional. You can also get this information at no cost by calling 877-628-2583 (Class A and Class C) or 800-366-6264 (Institutional Class), or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 17, 2010 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks long-term total return.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” in the Fund’s SAI.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of original purchase price)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.86	0.86	0.75
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	2.08	4.58	1.20
Total annual operating expenses	3.19	6.44	1.95
Fee waiver and/or expense reimbursement	1.82	4.31	0.94
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.37	2.13	1.01

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$984	$1,665	$3,480
Class C (assuming redemption)	$316	$667	$2,049	$5,334
Class C (assuming no redemption)	$216	$667	$2,049	$5,334
Institutional Class	$103	$322	$774	$2,030

1
If you are selling all of your shares of the Fund, the contingent deferred sales charge (CDSC) is based on the original purchase price or the current market value of the shares being sold, whichever is less. For Class A shares, a CDSC of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of each class are limited to 1.36%, 2.11% and 1.00% of average net assets, respectively. Each of these undertakings lasts until 8/31/2014. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.36%, 2.11% and 1.00% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND	December 17, 2010

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests in a concentrated portfolio, consisting mainly of common stocks of companies that are selected using a fundamental, bottom-up research approach. The Fund may hold stocks of companies of any market capitalization and in any sector. Under normal market conditions, the Fund typically will hold a limited number of stocks.

The Portfolio Manager performs both quantitative and qualitative analysis in an effort to identify companies that he believes have the potential to increase in value. This potential may be realized in many ways, some of which include: free cash flow generation, product or process enhancements, margin increases, and improved capital structure management. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their financial condition, industry position, market opportunities, senior management teams and any special situations as well as any relevant economic, political and regulatory factors.

The Portfolio Manager employs disciplined valuation criteria and dynamic price limits to determine when to buy or sell a stock. The valuation criteria and price limits will change over time as a result of changes in company-specific, industry and market factors.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the Fund is considered non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND	December 17, 2010

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Special Situations Risk. Companies that are considered “special situations” include, among other things: companies that have unrecognized recovery prospects or new management teams; companies involved in restructurings or spin-offs; companies emerging from bankruptcy; initial public offerings that trade below their initial offering prices; and companies with a break-up value above their market price. Special situations carry the risk that certain of such situations may not happen or the market may react differently than expected to such situations, in which case the Fund may experience losses. Certain special situations carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Recent Market Conditions. Recent events in the U.S. and global economies have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND	December 17, 2010

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Because the Fund had a lower management fee and a different strategy, which included investing only in stocks rated “Buy” by Neuberger Berman research analysts, prior to December 14, 2009, its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 ’09, 15.22% Worst quarter: Q4 ’08, -23.02% Year-to-date performance as of 9/30/2010: 3.07%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*
	1 Year	Since Inception (11/2/2006)
Multi-Cap Opportunities Fund
Institutional Class Return Before Taxes	27.81	-2.49
Institutional Class Return After Taxes on Distributions	27.48	-2.98
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	18.51	-2.20
Class A Return Before Taxes	20.46	-4.29
Class C Return Before Taxes	26.81	-2.49
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46	-4.13
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For each class, the performance prior to 12/21/2009 is that of the Fund’s Trust Class. On 12/21/2009, Trust Class shares of the Fund converted into Institutional Class shares of the Fund. Because Trust Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and slightly lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND	December 17, 2010

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Richard S. Nackenson (Managing Director of NBM and NB LLC). Mr. Nackenson has managed the Fund since 2009.

BUYING AND SELLING SHARES

Shares of the Fund generally are available only through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

For Institutional Class eligibility requirements see “Maintaining Your Account” in the prospectus.

For certain investors, shares of the Fund may be available directly from NBM. See “Maintaining Your Account” in the prospectus. Such investors may buy or sell shares directly in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions (Class A and Class C) Call 800-366-6264 for instructions (Institutional Class)

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

The price you pay for each Class A share is its offering price, which is its net asset value per share plus any applicable sales charge. The price you pay for each Class C share or Institutional Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

Unless a CDSC is applied, the Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable CDSC.

The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND	December 17, 2010

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

NEUBERGER BERMAN MULTI-CAP OPPORTUNITIES FUND	December 17, 2010

SEC File Number: 811-00582

K0359 12/10 54236